UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2008

                            Regency Affiliates, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                      1-7949                    72-0888772
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(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

       610 N.E. Jensen Beach, Florida                               34957
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  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (772) 334-8181


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 8.01. OTHER EVENTS.

The parties to the putative class action filed in the Court of Chancery of the State of Delaware and captioned Edward E. Gatz, et al. v. William R. Ponsoldt, Sr., et al., C.A. No. 174-CC, have executed a memorandum of understanding (the "MOU") reflecting an agreement in principle to settle that class action. If the settlement is consummated, Regency will pay $3,000,000 plus interest (as provided in the MOU) to the plaintiff class. The plaintiff class is defined in the MOU as all record and beneficial owners of Regency common stock on October 17, 2002, including any and all of their respective successors in interest, predecessors, representatives, trustees, executors, administrators, heirs, immediate and remote, and any person or entity acting for or on behalf of, or claiming under any of them, and each of them. The plaintiff class does not include the defendants, members of their families, affiliates of the defendants, and those individuals or entities who solely held securities convertible into Regency common stock or options to purchase Regency common stock. Regency will make that payment pursuant to its obligation to indemnify the defendants who are former directors of Regency. The MOU provides that Regency will undertake an appropriate process to determine if indemnification of its former directors is appropriate under Delaware law. The MOU expressly provides that the defendants admit no wrongdoing but have agreed to the MOU to eliminate the uncertainty, distraction, burden and expense of further litigation. The settlement will not occur if Regency determines that no such indemnification is appropriate or the Court of Chancery refuses to approve the settlement. There can be no assurance that the settlement will occur.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   REGENCY AFFILIATES, INC.


                                                   By:    /s/ Laurence S. Levy
                                                          ----------------------
                                                   Name:  Laurence S. Levy
                                                   Title: President

Date: May 2, 2008